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                                                                   EXHIBIT 10.39




                   FOURTH AMENDMENT TO MORTGAGE LOAN AGREEMENT

         THIS FOURTH AMENDMENT TO MORTGAGE LOAN AGREEMENT (the "Fourth Amendment") is entered into effective as of December 31, 1999 by PRECISION RESPONSE CORPORATION (as "Borrower"), and BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., successor to NATIONSBANK, N.A., as Bank under that certain Mortgage Loan Agreement dated May 29, 1998 ("NationsBank").

                              W I T N E S S E T H:

         WHEREAS, that certain Mortgage Loan Agreement (the "Mortgage Loan Agreement") was executed as of May 29, 1998 by Borrower and NationsBank; and

         WHEREAS, the Mortgage Loan Agreement was modified by First Amendment dated as of June 30, 1998 and by Second Amendment dated September 30, 1998 and by Third Amendment dated June 30, 1999; and

         WHEREAS, the parties desire to further modify the Mortgage Loan Agreement as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby modify the Mortgage Loan Agreement as follows:

         1. NEGATIVE COVENANTS. Section 5.04 is hereby modified in its entirety to read as follows:

                  5.04 CAPITAL EXPENDITURES. Make or become committed to make Capital Expenditures which exceed in the aggregate (on a noncumulative basis, with the effect that amounts not expended in any Fiscal Year may not be carried forward to a subsequent period) Forty Million Dollars ($40,000,000) in any Fiscal Year.

         2. LOAN HOLDBACK. Section 2.02 as previously modified by the Third Amendment is hereby modified in its entirety to read as follows:

                  2.02 LOAN HOLDBACK. The amount of One Million One Hundred Twenty Thousand Dollars ($1,120,000.00) shall not be disbursed to Borrower at Closing, and shall constitute the "Interior Improvement Holdback". The Interior Improvement Holdback shall be disbursed to Borrower upon the substantial completion by Borrower of the interior improvements to the Mortgaged Property in a lien free manner to the satisfaction of Bank. The Borrower agrees to substantially complete the interior improvements not later than March 2, 2000. The interior improvements shall be deemed to be substantially completed at such time as (a) Borrower has obtained a Certificate of Occupancy or Completion for the premises and improvements, and
                  (b) Borrower has obtained a contractor's final lien release from all contractors who have worked on the interior improvements, and (c) Bank's inspector (I.E., an inspector designated by Bank) has inspected the interior improvements and has verified to Bank that the interior improvements have been



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                  substantially completed and (d) Borrower has furnished to Bank an updated endorsement to the title policy insuring the Mortgage confirming the absence of liens on the Mortgaged Property. In the event that Borrower fails to substantially complete the interior improvements in accordance with this
                  Section 2.02 on or before March 2, 2000, then Bank shall not be obligated to advance the Interior Improvement Holdback and at the option of Bank the amount of the Loan shall be deemed reduced by the amount of the Interior Improvement Holdback.
                  The failure of Borrower to substantially complete the interior improvements on or before March 2, 2000 in accordance with this Section 2.02 shall not be deemed to constitute a Default under this Agreement and the only consequence of such failure shall be a reduction in the amount of the Loan, but the foregoing shall not be deemed to permit any construction liens to attach to the Mortgaged Property. The Interior Construction Holdback shall not be deemed an advance of funds to the Borrower and shall not bear interest unless and until such funds are advanced to Borrower.

         3. REAFFIRMATION. Except as expressly modified herein, the Mortgage Loan Agreement, as previously amended, is hereby reaffirmed in its entirety.

                                  PRECISION  RESPONSE  CORPORATION,
                                  AS THE BORROWER

                                  By: /s/ JOSEPH E. GILLIS
                                      --------------------------------------
                                  Name:  JOSEPH E. GILLIS
                                  Title: VP & TREASURER

                                  BANK OF AMERICA, N.A., D/B/A
                                  NATIONSBANK, N.A., SUCCESSOR TO
                                  NATIONSBANK, N.A., AS AGENT AND AS A BANK
                                  UNDER THE CREDIT AGREEMENT

                                  By: /s/ GUILLERMO G. CASTILLO
                                      --------------------------------------
                                  Name:   GUILLERMO G. CASTILLO
                                  Title:  SENIOR VICE PRESIDENT



































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